Finance Lease Receivables, Net - Summary of Future Minimum Lease Payments Receivable (Detail) - Dec. 31, 2022	CNY (¥)	USD ($)
Capital Leases, Future Minimum Payments Receivable, Fiscal Year Maturity [Abstract]
2023	¥ 848,241,938	$ 122,983,521
2024	252,549,195	36,616,191
2025	40,854,903	5,923,404
2026	17,453,736	2,530,554
2027	2,711,359	393,110
Total	¥ 1,161,811,131	$ 168,446,780